SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2003

CATALYST INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27138	39-1415889
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8989 North Deerwood Drive Milwaukee, Wisconsin	53223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 362-6800

Item 5.  Other Events.

On November 3, 2003, Catalyst International, Inc. issued a press release which is filed as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Exhibits.

(c)

Exhibits

Exhibit No.	Description

99.1	Press Release Dated November 3, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2003	CATALYST INTERNATIONAL, INC.

By:__/s/ James B. Treleaven________________
James B. Treleaven President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Dated November 3, 2003